SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------



                                   PRELIMINARY

                             INFORMATIONAL STATEMENT

                            PURSUANT TO SECTION 14 OF

                       The Securities Exchange Act of 1934

                          WHITE CLOUD EXPLORATION, INC.

             (Exact name of registrant as specified in its charter)


                        Commission File Number: 0-114244

                                 CIK: 0000736314



                  UTAH                                    (84-0959153)
(State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization                           Identification No.)



116 STANYAN, SAN FRANCISCO, CA                             94118
(Address of principal executive offices)                  (Zip Code)



               Registrant's telephone number, including area code:
                                 (415) 387-3135

                          WHITE CLOUD EXPLORATION, INC.
                                   116 STANYAN
                             SAN FRANCISCO, CA 94118

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD __________________, 1998

         Notice is hereby given that the Special Meeting of Shareholders of White Cloud Exploration, Inc., (hereinafter referred to as "the Company") will be held at 10200 W. 44th Avenue, #400, Wheat Ridge, CO 80033, at 1:00 p.m., local time, for the following purposes:


         1.       To change the name of the Company to WatchOut, Inc.

         The Board of Directors has fixed the closing of business on October _______, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.




                                    /s/Robert Galoob
                                    ------------------------------
                                    White Cloud Exploration, Inc.
                                    Robert Galoob, President

                                  PRELIMINARY

                              INFORMATION STATEMENT

                          WHITE CLOUD EXPLORATION, INC.
                                   116 STANYAN
                             SAN FRANCISCO, CA 94118

                               SPECIAL MEETING OF
                             SHAREHOLDERS TO BE HELD
                              _______________, 1998

         This Informational Statement is being furnished to the shareholders of White Cloud Exploration, Inc., a Utah corporation, in connection with the Special Meeting of Shareholders to be held at 1:00 p.m., ________________, 1998 at 10200 W. 44th Ave., #400, Wheat Ridge, Colorado. The Informational Statement is first being sent or given to shareholders on or about October ____, 1998.

         NO PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

         WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                               EXPENSE OF MAILING

         The expense of preparing and mailing of this Informational Statement to shareholders of the Company is being paid for by the Company. The Company is also requesting brokers, custodians, nominees and fiduciaries to forward this Informational Statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. The Company will not reimburse such persons for the cost of forwarding.


                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

         None. No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon.

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP

         As of the call date of the meeting, October ___, 1998, the total number of common shares outstanding and entitled to vote was 15,030,245.

         The holders of such shares are entitled to one vote for each share held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

                                   RECORD DATE

         Stock transfer records will remain open. ___________, 1998, shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth information as of October ___, 1998, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment are by such person.

Title                      Name and                          Amount and                     Percent
  of                       Address of                        Nature of                        of
Class                      Beneficial Owner                  Beneficial Interest             Class
--------------             -------------------------        --------------------          -------------

Common                     WCM Investments, Inc.*                      1,017,116             6.7%
                           2350 Airport Freeway #660
                           Bedford, TX  76022

Common                     Robert Galoob                               3,141,823             20.9%
                           President & Director
                           116 Stanyan
                           San Francisco, CA

Common                     David Galoob                                3,781,823             25.2%
                           Secy/Treasurer & Director
                           116 Stanyan
                           San Francisco, CA

Common                     Stephen Petre                               0                        0%
                           Vice President
                           116 Stanyan
                           San Francisco, CA

Common                     Mark Hollo                                  1,820,000             12.1%
                           c/o Sands Brothers
                           90 Park Avenue
                           New York, NY  10016

Common                     Arch Angel**                                1,580,000             10.5%
                           Holding Company, LLC
                           7 Park Avenue
                           White Plains, NY  10603

Common                     Martin Sands                                910,000                6%
                           c/o Sands Brothers
                           90 Park Avenue
                           New York, NY  10016







Common                     Steven Sands                                910,000                6%
                           c/o Sands Brothers
                           90 Park Avenue
                           New York, NY  10016

Common                     Combined ownership of Officers
                           and Directors as a group                  8,503,646               56.6%


* WCM Investments, Inc. is beneficially owned by William C. Meier

** Arch Angel Holding Company, LLC is beneficially owned by
Stephen Petre, Vice President


                          VOTING REQUIRED FOR APPROVAL

         I. One third of the shares of common stock outstanding at the record date must be represented at the Special Meeting in person or by proxy in order for a quorum to be present, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Special Meeting for each share of common stock registered in such shareholder's name at the record date.

         II. The Utah Corporation Act and the Articles of Incorporation require that a majority of the outstanding shares present at the meeting vote in favor of the proposed Amendment to the Articles of Incorporation to change the name to WatchOut, Inc.

               REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

         (a)  Cash Compensation.

         Compensation paid by the Company for all services provided during the fiscal year ended December 31, 1997, (1) to each of the Company's two most highly compensated executive officers whose cash compensation exceeded $60,000.00 and (2) to all officers as a group is set forth below under directors.

                  None.

         (b)  Compensation Pursuant to Plans.  None.

         (c)  Other Compensation.  None.

         (d)  Compensation of Directors.    None.

         Compensation paid by the Company for all services provided during the period ended October 1, 1998, (1) to each of the Company's officers and directors whose cash compensation exceeded $60,000.00 and (2) to all officers and directors as a group is set forth below:


Name of Individual                          Capacities
Number of Persons                           in                            Cash                   Stock
In Group                                    Which Served               Compensation           Compensation
----------------------                      ----------------           -------------          -------------
Robert Galoob                               President                           0                         0
                                            Director


David Galoob                                Secy/Treas.                         0                         0
                                            Director


Stephen Petre                               V.P./Director                       0                         0


All officers and                                                                0                         0
directors as a group
to October 1, 1998


                              AMENDMENTS TO CHARTER

                           I. CHANGE IN CORPORATE NAME

         The Board is asking shareholders to authorize a name change of the Corporation to WatchOut, Inc. and to approve an amendment to the Articles of Incorporation to change the name to WatchOut, Inc.


                         BOARD OF DIRECTORS AND OFFICERS

          The three persons listed below are Officers and the members of the Board of Directors, serving until the next annual meeting.

     ROBERT GALOOB, President and Director, obtained a B.S. from the University of California at Berkeley in 1975. He was President and Director of Robert Galoob, Inc. from 1989 to 1995. From 1995 to present he has been President and a Director of Galoob Enterprises, Inc. now known as WATCHOUT!, Inc.

     DAVID GALOOB, Secretary/Treasurer and Director, attended college at City College of San Francisco, University of Oklahoma and University of Southern California. From 1970 to 1991 he was employed Lewis Galoob Toys, Inc. in various management positions including President, CEO, and Chairman of the Board. He retired in 1991. From 1991 to 1996, we was co-president and co-chairman of the board of the original San Francisco toymakers.

     STEPHEN J. PETRE, Vice President, is founder of Goldpoint, LLC and President and CEO since 1996. Mr. Petre has 19 years of business experience including extensive major account, international sales and marketing management, in addition to international sourcing. Mr. Petre will be the vice president, with responsibility for both WATCHOUT! and Goldpoint brands. Mr. Petre attended the University of Denver and received a BSBA 1978.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Michael B. Johnson & Company, of Denver, Colorado, has been engaged as the Certifying accountants for the period through fiscal year 1998.

                              SHAREHOLDER PROPOSALS

         Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual or any special meeting, it must be received by the secretary of the Company, at 116 Stanyan, San Francisco, CA 94118, not later than 90 days prior to the meeting, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in November, 1999.

Dated: OCTOBER 16, 1998

By Order of the Board of Directors

/s/Robert Galoob
----------------------------------
Robert Galoob, President